NEA Valuebuilder Retirement Income Director Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated October 10, 2008,
To Prospectus Dated May 1, 2008

Effective September 26, 2008, the name of the Lehman Brothers Core Bond subaccount changed to Neuberger Berman Core Bond. All references to Lehman Brothers Core Bond in the Prospectus dated May 1, 2008, are hereby changed to Neuberger Berman Core Bond effective on September 26, 2008.

Effective as of the close of business on October 3, 2008, the Security Alpha Opportunity Subaccount ceased accepting new subscriptions until further notice. Accordingly, effective on that date, the Security Alpha Opportunity Subaccount is not available for the allocation of Purchase Payments or the transfer of Contract Value. If you have Contract Value in the Security Alpha Opportunity Subaccount as of this date, your Contract Value will remain invested, although you have the right to withdraw your Contract Value* in this Subaccount or transfer it to another Subaccount.

In view of the Fund's closure, we will be unable to allocate any portion of a Purchase Payment or a transfer of Contract Value to the Security Alpha Opportunity Subaccount (including those resulting from automatic allocations under the Dollar Cost Averaging Option or the Asset Reallocation Option). We request that you refrain from making an allocation to that Subaccount until further notice. However, in the event that we receive a request to allocate to the Security Alpha Opportunity Subaccount while it is closed, we currently anticipate we will handle those transactions as follows:

New Applications: If we receive an application for a Contract with an allocation to the Security Alpha Opportunity Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Dates after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts: If we receive a Purchase Payment for an existing Contract with an allocation to the Security Alpha Opportunity Subaccount (including cases in which an Extra Credit Rider is in effect), we will allocate the payment to the Dreyfus General Money Market Subaccount. If you have in effect an automatic allocation to the Security Alpha Opportunity Subaccount pursuant to the Dollar Cost Averaging Option or the Asset Reallocation Option, those automatic transactions will be terminated effective as of the close of business on October 3, 2008. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Security Alpha Opportunity Subaccount) you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the Security Alpha Opportunity Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

*Please remember that withdrawals reduce your Contract Value and death benefit and may reduce other rider benefits, may result in the receipt of taxable income, and, if made prior to age 59 1/2, may be subject to a 10% penalty tax.

Please Retain This Supplement For Future Reference